REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "Agreement") is made and entered into as of July 31, 2000, among General DataComm Industries, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

                  This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, among the Company and the Purchasers (the "Purchase Agreement").

                  In consideration of the mutual covenants contained in the Purchase Agreement and in this Agreement, the Company and the Purchasers hereby agree as follows:

1.                Definitions

                  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the state of New York and the State of Connecticut generally are authorized or required by law or other governmental action to close.

                  "Closing Date" shall have the meaning set forth in the Purchase Agreement.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the Company's common stock, par value $.10 per share and any other securities into which such stock shall hereafter be redistributed or recapitalized.

                   "Effectiveness Date" means the 90th day following the Closing Date, provided, that if (i) the Commission fails to respond with either comments (whether or not such comments request the filing of additional material), a request for additional information, a notice of no-review, or a notice of no further review (whether, in any case, orally or in writing) to the filing by the Company with the Commission of a Registration Statement within 20 days of the date that such Registration Statement was filed (the "Response Period"), and
(ii) the Company shall have during such entire period used its best efforts to obtain such comments, requests or notifications, then, for each day after the Response Period during which such failure by the Commission continues and during which the Company shall have continued to have used its best efforts to obtain such comments, requests or notifications, one day will be added to the definition of "Effectiveness Date" for all purposes of this Agreement, provided, however, that in the case of an amendment to a Registration Statement, the Response Period shall be 15 days of the date that such amendment to a Registration Statement was filed.

                  "Effectiveness  Period"  shall have the  meaning  set forth in
Section 2(a).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Filing Date" means the 45th day following the Closing Date.

                  "Holder" or "Holders" or "Selling Stockholders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "Indemnified  Party"  shall  have  the  meaning  set  forth in
Section 5(c).

                  "Indemnifying  Party"  shall  have the  meaning  set  forth in
Section 5(c).

                  "Losses" shall have the meaning set forth in Section 5(a).

                  "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Preferred   Stock"   means  the   Company's   5%   Cumulative
Convertible Preferred Stock, par value $1.00 per share, issued to the Purchasers in accordance with the Purchase Agreement.

                  "Proceeding" means an action,  claim,  suit,  investigation or
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" means the shares of Common Stock issuable upon conversion of and dividends on the Preferred Stock and upon exercise in full of the Warrants.

                  "Registration Statement" means the registration statement and any additional registration statement contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission to having substantially the same effect as such Rule.

                  "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Special Counsel" means one special counsel to the Holders for which the Holders will be reimbursed by the Company pursuant to Section 4.

                  "Warrants" means the Warrants as defined in the Purchase Agreement.

                  2.                Shelf Registration

                  (a) On or prior to the 45th day following the Closing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Holders may consent). The Company shall respond fully to all comments received from the Commission within fifteen (15) days of receipt thereof provided Holders timely provide the Company with all information concerning themselves required by the Commission. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two (2) years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"), provided, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed one or more post-effective amendments to the Registration Statement and the Commission has not declared it effective.

                  (b) The initial Registration Statement to be filed hereunder shall include a number of shares of Common Stock equal to the Maximum Issuable Shares (as defined in Section 3.5 of the Purchase Agreement) which is the sum of
(i) the number of shares of

Common Stock issuable upon conversion of the Preferred Stock (ii) the number of shares issuable upon exercise in full of the Closing Warrant, and the number of shares issuable as dividends on the Preferred Stock in lieu of cash, not to exceed 19.999% of the outstanding Common Stock on July 20, 2000.

                   (c) If (i) the Company fails to file with the Commission a request to accelerate in accordance with Rule 461 promulgated under the Securities Act within five (5) business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed" or is not subject to further review, or (ii) the initial Registration Statement filed hereunder is not declared effective by the Commission on or before the 120th day following the Closing Date) by reason of acts or failure to act by the Company (any such breach or failure being referred to as an "Event"), and for purposes of clause
(i), the date on which such five (5) business day period is exceeded, and as a result of any one or more Events the Registration Statement is not declared effective on or before the 120th day following the Closing Date unless due to comments by the Commission, in writing, specifically addressing violations of the Federal securities laws by the Holder or Holders (including the identity thereof but not of the structure of this transaction generally), then, in any such case, as liquidated damages for the damages suffered therefrom by the Holder including damages for failure of the Registration Statement to be effective on the Effectiveness Date (which remedy shall be exclusive of any other remedies available at law or in equity except the right to rescind as provided in the Purchase Agreement if said Registration Statement is not declared effective by the 180th date following the Closing Date unless the Company has been notified by the Commission, in writing, that such failure to declare the Registration Statement effective is due to comments specifically addressing violations of the Federal securities laws by the Holder or Holders (including the identity thereof but not the structure of this transaction generally) the Company shall, on the monthly anniversary of the date of the Event, and on each monthly anniversary thereof until the Event is cured, pay to the Holders liquidated damages in the amount of $5,000 per calendar day from the day after the date of the Event and each day thereafter until cured. In addition, in the event the Company does not file such Registration Statement by the 45th day following the Closing Date the Company shall, on the second monthly anniversary of the Closing Date and on each monthly anniversary thereafter until the Registration Statement is filed, pay to the Holders liquidated damages in the aggregate amount of $5,000 per calendar day from such 46th day up to but excluding the day on which the Registration Statement is filed with the Commission. In the event of such rescission provided in the Purchase Agreement, he Company shall promptly withdraw the Registration Statement.

                  (d) The Company shall not permit a registration statement filed with the Commission covering any securities of the Company issued after the Closing Date which are convertible or exercisable into shares of Common Stock, which securities contain reset provisions with respect to lowering the exercise or conversion price for the acquisition of such shares of Common Stock or involves Common Stock sold at a discount greater than 20% (but excluding an issuance of securities to a strategic investor), to become effective until the 46th day following the date the Registration Statement filed pursuant to this Agreement is declared effective. Each such registration statement should contain the delaying amendment language provided in Rule 473 under the Securities Act, as may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule 473. The foregoing shall not apply to registration statements on Form S-8 covering stock option and/or stock purchase plans covering shares issuable to employees of the Company, or any registration statement with respect to warrants disclosed in
Schedule 6(b) of this Agreement.

                  (e) The Company shall not permit the Registration Statement to cease to be effective for more than ten (10) days (which need not be consecutive days) during any 60 day period, nor more than thirty (30) days (which need not be consecutive days), during any twelve (12) month period, other than by reason of acts or omissions of, or matters relating to, the Holders where the Company has been notified by the Commission that such event is due to the acts or omissions of, or related to, the Holders.

3.                Registration Procedures

                  In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Prepare and file with the Commission on or prior to the 30th day following the Closing Date, a Registration Statement as required by
Section 2(a) which shall contain the "Plan of Distribution" attached hereto as Annex A (except if otherwise directed by the Holders), and cause the Registration Statement to become effective and remain effective as provided herein, provided, that not less than three (3) Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to the Holders and their Special Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and their Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration

Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or their Special Counsel shall reasonably object, but all time periods relating to the filing and effectiveness of such Registration Statement shall be adjusted for the period of such objections.

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within fifteen (15) days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto, and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                   (c)(i) File such supplements or attach "stickers" to the Registration Statement or Prospectus as and when required by the Commission to evidence a material amount of resales by a Holder pursuant to a Prospectus. In connection therewith, if such supplements or "stickers" are periodically required by the Commission, the Company shall, within six (6) Business Days, file such supplements or attach such "stickers" whenever a Holder has advised Company that Holder has sold 50% of the Registrable Securities covered by the then outstanding Prospectus (as last supplemented or "stickered") in order to cover 100% of the number of the outstanding Registrable Securities.

                     (ii) File additional Registration Statements covering shares in addition to the Maximum Issuable Shares as and to the extent so permitted and effectuated by the Company pursuant to Section (D)(10)(c) of the Certificate of Designations. The Company shall have thirty (30) days to file such additional Registration Statements after the Company has effectuated such increase and such additional Registration Statements shall be declared effective by the 90th day thereafter.

                  (d) Notify the Holders of Registrable Securities to be sold and their Special Counsel as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three (3) Business Days (or, in the case of a supplement or "sticker" required to be filed or attached pursuant to Section 3(c), within one (1) Business Days) prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (f) Furnish to each Holder and their Special Counsel without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (g) Promptly deliver to each Holder and their Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to any tax in any such jurisdiction where it is not then so subject.

                  (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

                  (j) Upon the occurrence of any event contemplated by Section 3(d)(vi), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the New York Stock Exchange ("NYSE") or if not so listed, on any other stock market or trading facility on which shares of Common Stock are traded, listed or quoted (each a "Subsequent Market") as and when required pursuant to the Purchase Agreement.

 (l)     Comply with all applicable rules and regulations of the Commission.

     (m) The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities and the beneficial ownership of Common Stock held by such Holder as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require by written advice (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

4.  Registration Expenses

                  All  fees  and  expenses  incident  to the  performance  of or compliance with this Agreement by the Company except as limited herein and Annex A shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with the NYSE or if applicable the replacement Subsequent Market, exclusive, however, of such fees and expenses in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing or reproducing a reasonable quantity of prospectuses if such supply of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement) (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders (limited in the case of Special Counsel for the Holders, up to a maximum of $5,000), (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5.       Indemnification

                  (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, its officers, directors, agents and employees, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person and brokers acting on behalf of such Holder in the sale of the Registrable Securities, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration
Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's pro-posed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such

Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with such indemnification.

                  (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus, or in any amendment or supplement thereto and, in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                   (c) Conduct of Indemnification Proceedings. If any Proceeding
shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the

Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have approximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to cooperate in, but not control, the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement (i) provides for the payment of money only and (ii) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                  The Indemnified Party shall reasonably cooperate with the Indemnifying Party in the defense thereof.

                   (d)     Contribution.   If  a  claim  for   indemnification
under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each

Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.  Miscellaneous

                  (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                   (b) No Inconsistent Agreements; Other Registration Rights. The Company has not entered, as of the date hereof, nor shall the Company on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in Schedule 6(b) hereto, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person, which rights remain unexercised.

                  (c) No Piggyback on Registration Statement. Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders. The Holders shall not have any rights hereunder to piggyback on or be included in any other Registration Statement with respect to the Registrable Securities other then the Registration Statement to be filed hereunder.

                  (d) Compliance. Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(j) and (ii) it and its officers, directors and Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to any of them in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Holder will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Registrable Securities contemplated hereby.

                  (e) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(d)(ii), 3(d)(iii), 3(d)(iv), 3(d)(v) or 3(d)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

                   (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then outstanding Registrable Securities.

                  (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day of receipt of delivery, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:         General DataComm Industries, Inc.
                                    Park Road Extension
                                    Middlebury, Connecticut 06762-1299
                                    Facsimile No.:(203) 577-6244
                                    Attn:  Chief Financial Officer

         With copies to:            Weisman Celler Spett & Modlin P.C
                                    445 Park Avenue
                                    New York, NY 10022
                                    Facsimile No.: (212) 371-5407
                                    Attn: Howard S. Modlin, Esq.

         If  to  a   Purchaser:     To the address  set forth under such
                                    Purchaser's   name   on   the
                                    signature pages hereto.

         If to any other  Person  who is then the registered Holder:

         To the address and facsimile number of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                  (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, except the Company may assign its rights or obligations hereunder without the consent of the Holders in the event of a merger in which the Company does not survive, consolidation or sale of all or substantially all of the Company's assets. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under this Agreement and the Purchase Agreement.

                  (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original  and, all of which taken  together  shall  constitute  one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                   (j) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                   (k) Cumulative Remedies. Except as otherwise limited herein, the remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


                   (n) Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Except as set forth herein whereby the election of the Holders of a specified percentage of Registrable Securities shall bind all Holders, each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                    GENERAL DATACOMM INDUSTRIES, INC.


                                    By:  /S/ WILLIAM G. HENRY
                                    Name:  William G. Henry
                                    Title: Vice President, Finance


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOWS]

                                  STRONG RIVER INVESTMENTS, INC.

                                  By:  /S/ KENNETH L. HENDERSON
                                  Name:  Kenneth L. Henderson
                                  Title: Attorney-in-Fact



                                  Address for Notice:

                                  Strong River Investments, Inc.
                                  c/o Gonzalez-Ruiz & Aleman (BVI) Limited
                                  Wickhams Cay I, Vanterpool Plaza
                                  P.O. Box 873
                                  Road Town, Tortolla, BVI
                                  Facsimile No.:  (212) 541-4630


                                 With copies to:

                                 Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                                 New York, NY  10104
                                 Facsimile No.:  (212) 541-4630 & (212) 541-1432
                                 Attn:   Kenneth L. Henderson, Esq. and
                                         Eric L. Cohen. Esq.

                                                                     Annex A
                              Plan of Distribution

         The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock issuable upon conversion of or as dividends on the Preferred Stock or upon exercise of the Closing Warrants on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares of Common Stock except as limited by the Purchase Agreement:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

-        privately negotiated transactions;

-        short sales, except as limited by the Purchase Agreement;

- broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

-        a combination of any such methods of sale; and

-        any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

         Except as limited by the Purchase Agreement, the Selling Stockholders may also engage in short sales against the box, puts and calls and other transactions in securities of the Company or derivatives of Company securities and may sell or deliver shares in connection with these trades. The Selling Stockholders may pledge their shares to their brokers under the margin provisions of customer agreements. If a Selling Stockholder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.

         Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

         The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

         Because the Selling Stockholders may be deemed to be "underwriters," the Selling Stockholders will be subject to prospectus delivery requirements under the Securities Act. In addition, in the event of a "distribution" of securities, the Selling Stockholders, any selling broker-dealer and any
"affiliated purchasers" may be subject to Regulation M under the Securities Exchange Act of 1934, which prohibits certain activities for the purpose of pegging, fixing or stabilizing the price of securities in connection with an offering.

         Except as otherwise provided by the Registration Rights Agreement pursuant to which the Registration Statement is being filed, the Company is required to pay all fees and expenses incident to the registration of the shares, including fees and disbursements of counsel to the Selling Stockholders (not to exceed $5,000 in the aggregate) and excluding all discounts, commissions and other similar expenses paid to brokers, dealers, agent and others. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                  SCHEDULE 6(b)

         Other Registrations Rights and Registration Statements*

         1. Registration Rights for Foothill Capital Corporation Lenders - 600,000 and 444,444 shares;

         2. Registration Rights for Middlebury Office Park Limited Partnership - 52,379 shares;

         3.       Existing   registration   statements  for  securities issuable
                  on conversion of the Company's 7 3/4% Senior Convertible Subordinated Debentures due 2002 and 9% Cumulative Convertible Preferred Stock.

--------
* None of these will be included in this Registration Statement